Filed pursuant to Rule 497(c) under the
Securities Act of 1933, as amended
Securities Act File No. 333-20891

STATEMENT OF ADDITIONAL INFORMATION

Dated March 1, 2020

THIRD AVENUE TRUST

	Institutional Class	Investor Class	Z Class
Third Avenue Value Fund	TAVFX	TVFVX	TAVZX
Third Avenue Small-Cap Value Fund	TASCX	TVSVX	TASZX
Third Avenue Real Estate Value Fund	TAREX	TVRVX	TARZX

This Statement of Additional Information (SAI) is not a prospectus and should be read together with the Funds’ Prospectus dated March 1, 2020. The Funds’ Annual and Semi-Annual Reports to Shareholders are incorporated by reference in this SAI (are legally considered part of this SAI). A copy of the Prospectus and the Funds’ reports to shareholders may be obtained without charge by writing to the Funds at 622 Third Avenue, New York, NY 10017, or by calling the Funds at (800) 443-1021 (toll free) or (212) 888-5222.

GENERAL INFORMATION

This SAI is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Trust (the “Trust”). The Trust is an open-end management investment company which currently includes three separate diversified investment series: THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, and THIRD AVENUE REAL ESTATE VALUE FUND (each a “Fund” and collectively, the “Funds”).

The Trust was organized as a statutory trust under the laws of the state of Delaware pursuant to a Trust Instrument dated October 31, 1996. At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc. (“Third Avenue Maryland”), a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of THIRD AVENUE VALUE FUND, a series of the Trust, pursuant to a merger agreement which was approved by a majority of Third Avenue Maryland’s shareholders on December 13, 1996. Upon this merger, all assets, privileges, powers, franchises, liabilities and obligations of Third Avenue Maryland were assumed by the Trust. Except as noted herein, all information about THIRD AVENUE VALUE FUND or the Trust, as applicable, includes information about its predecessor, Third Avenue Maryland.

INVESTMENT POLICIES AND RISKS

The Prospectus discusses the investment objectives of the Funds and the principal investment strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies.

The Funds expect to invest in a broad range of securities and other instruments subject to each Fund’s principal investment strategy. The particular types of investments and the percentage of a Fund’s assets invested in each type will vary depending on where the Funds’ investment adviser, Third Avenue Management LLC (the “Adviser”), sees the most value at the time of investment. The following is a description of the different types of investments in which the Funds may invest and certain of the risks relating to those investments.

There is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act (defined below), including the so-called “Volcker Rule” and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the Securities and Exchange Commission (the “SEC”). Until any policy changes are finalized, it cannot be known whether the Funds and their investments or future investments may be positively or negatively affected or the impact of continuing uncertainty. Although it is impossible to predict the impact, if any, of these changes to the Funds' business, they may adversely affect the Funds’ business, financial condition, operating results and cash flows.

EQUITY SECURITIES

The Funds may invest in equity securities. In selecting equity securities, the Adviser generally seeks issuing companies that exhibit the following characteristics:

(1)	A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information);

(2)	Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders;

(3)	Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics; and

(4)	Availability of the security at a market price which the Adviser believes is at a substantial discount to the Adviser’s estimate of what the issuer would be worth as a private company or as a takeover or merger and acquisition candidate.

Investing in equity securities has certain risks, including the risk that the financial condition of the issuer may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund’s shares). Equity securities are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by a Fund thus may be expected to fluctuate.

In selecting preferred stocks, the Adviser will use its selection criteria for either equity securities or debt securities, depending on the Adviser’s determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer’s capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as these securities are senior to common stocks, they tend to have less possibility of capital appreciation.

Although the Adviser does not emphasize market factors in making investment decisions, the Funds are, of course, subject to the vagaries of the markets.

The Funds may invest from time to time, and the THIRD AVENUE SMALL-CAP VALUE FUND focuses its investments, in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed-income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

DEBT SECURITIES

Each of the Funds intends its investment in debt securities to be, for the most part, in securities which the Adviser believes will provide above-average total returns, which can be generated from a combination of sources, including capital appreciation, fees and interest income. In selecting debt instruments for the Funds, the Adviser seeks the following characteristics:

1)	Reasonable covenant protection, price considered; and

2)	Total return potential substantially above that of a comparable credit.

In acquiring debt securities for the Funds, the Adviser generally will look for reasonable covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. The Funds may invest in “mezzanine” issues such as non-convertible subordinated debentures.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater for securities with longer maturities.

MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities and derivative mortgage-backed securities, but do not intend to invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Adviser believes that, under certain circumstances, many mortgage-backed securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels. The Funds intend to invest in these securities only when the Adviser believes, after analysis, that there is unlikely to be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities.

As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. See “Debt Securities.” However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund that invests in such securities may suffer significant losses.

Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for a Fund to the extent that it invests in mortgage-backed (and other real estate-related) securities. These risks are heightened in the case of mortgage-backed securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) but also may be issued or guaranteed by other issuers, including private companies.

Mortgage-backed securities issued by the Government National Mortgage Association (the “GNMA”) include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA’s and the issuer’s fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA’s and the issuer’s fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-backed securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  However, FHFA also conducted a stress test mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, which suggested that in a “severely adverse scenario” additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the fourth quarter of 2017. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the fourth quarter of 2017. However, in the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that the Federal Reserve or Treasury will ensure that FNMA and FHLMC will be successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected “continued significant uncertainty” regarding its future and the housing finance system, including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

The Funds’ investments in mortgage-based securities may include those that are issued by private issuers, and, therefore, may have some exposure to subprime loans as well as to the mortgage and credit markets generally. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-backed securities. Unlike mortgage-based securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to, and having many of the same risks as, the mortgage-related securities described above, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset- backed securities are not backed by any governmental agency.

COLLATERALIZED DEBT OBLIGATIONS

Each Fund may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by the U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Funds will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which these Funds cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be a formula based on, or reflect the passing through of, floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. None of the Funds intend to invest more than 5% of each of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

HIGH-YIELD DEBT SECURITIES

The Funds may invest in high-yield debt, which are securities rated below investment grade by some or all relevant independent rating agencies (Baa by Moody’s Investors Service, Inc. (“Moody’s”); below BBB by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Fitch Ratings (“Fitch”)) and unrated debt securities of similar credit quality, commonly referred to as “junk bonds.” See also “Debt Securities” and “Restricted and Illiquid Securities.” Such securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. The Funds also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Funds’ investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. The THIRD AVENUE SMALL-CAP VALUE FUND does not intend to invest more than 15% of its total assets in high-yield debt securities. THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND do not intend to invest more than 35% of their total assets in high-yield debt securities. The ratings of Moody’s, Standard & Poor’s and Fitch represent their opinions as to the credit quality of the securities they undertake to rate (see Appendix A for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, each such Fund depends on the Adviser’s credit analysis to identify investment opportunities. For the Funds, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

The market price and yield of bonds rated below investment grade are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity, and the risk of an issuer’s inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher-yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. The Funds may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody’s of C or lower, Standard & Poor’s of C1 or lower or Fitch of B to C). In addition, these Funds may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code or the equivalent in countries outside the U.S.

DISTRESSED AND DEFAULTED SECURITIES

The Funds also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy proceedings. The Funds’ investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. The THIRD AVENUE SMALL-CAP VALUE FUND does not intend to invest more than 15% of its total assets in distressed securities. THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND do not intend to invest more than 35% of their total assets in distressed securities.

Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, a Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Funds adequately for the risks assumed.

A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.

The Funds may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Funds to litigation risks or prevent the Funds from disposing of securities. In a bankruptcy or other proceeding, a Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Funds will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Funds will be able to successfully defend against them.

Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

ZERO-COUPON AND PAY-IN-KIND SECURITIES

The Funds may invest in zero coupon and pay-in-kind (“PIK”) securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

LOANS, DIRECT DEBT AND RELATED INSTRUMENTS

The Funds may invest in loans and other direct debt instruments owed by a borrower to another party. The Funds may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, and THIRD AVENUE REAL ESTATE VALUE FUND do not intend to invest more than 35% of their total assets in loans, direct debt and related instruments. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. The markets in loans are not regulated by federal securities laws or the SEC. No Fund will make loans, including loans of portfolio securities, in an amount exceeding 33 1/3% of its total assets (including such loans), except that direct investments in debt instruments (including, without limitation, high-yield bonds (commonly known as “junk bonds” or “junk debt”)), bank debt, convertible bonds or preferred stock, loans made to bankrupt companies (including debtor-in-possession loans), loans made to refinance distressed companies and other types of debt instruments shall not be deemed loans for the purpose of this limitation.

Senior Loans

The Funds may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are determined periodically on the basis of a floating base lending rate, such as the London Inter bank Offered Rate (LIBOR), plus a premium. For the floating rate securities that use LIBOR, which is being phased out by the end of 2021, as a benchmark rate, there remains some uncertainty with respect to the future use of LIBOR and any replacement rate. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Funds invest primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Funds will attempt to manage these risks through ongoing analysis and monitoring of Borrowers. Senior Loans in which the Funds invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Funds’ investments in Senior Loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to significant contractual restrictions on resale and, therefore, will be illiquid.

Loan Participations and Assignments

The Funds may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” The Funds may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between a Fund and the Borrower, together with Agent Banks, are referred herein as “Intermediate Participants.” A participation interest gives the relevant Fund an undivided interest in the security in the proportion that the relevant Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

The Funds also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between a Fund and the Borrower. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower, but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the relevant Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the relevant Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the relevant Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

The Funds also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan (“Assignments”) from a third party. When a Fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender. The Funds may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds’ ability to dispose of particular Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

TRADE CLAIMS

The Funds may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as these Funds, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN SECURITIES

THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in foreign securities investments which will have characteristics similar to those of domestic securities selected for each of these Funds. All of the Funds seek to avoid investing in securities in countries where there is no requirement to provide public financial information, or where the Adviser deems such information to be unreliable as a basis for analysis.

The value of a Fund’s investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of a Fund’s securities and could favorably or unfavorably affect such Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are subject to accounting and reporting requirements that differ from those applicable to United States companies and that may be less informative. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency and other restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may determine not to hedge or to hedge only partially their currency exchange rate exposure, the value of the net assets of the Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, a Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, each Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of U.S. exchanges or markets. Accordingly, each Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, the Funds may pay fixed commissions that may differ from the commissions charged in the United States. In addition, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

In a referendum held on June 23, 2016, the U.K. resolved to leave the European Union (“EU”) (“Brexit”), and the U.K. officially left the EU at the end of January 2020. Brexit has introduced uncertainties and instability in the financial markets. The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets that the Fund invests in. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than it has been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. leaves the EU and seeks to negotiate the terms of its future trading relationships.

DEVELOPED AND EMERGING MARKETS

The Funds may invest in issuers located in both developed and emerging markets. The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world’s emerging markets generally include but are not limited to the following: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Investment in securities of issuers based in emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Funds’ investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Custodial services and other costs relating to investment in emerging markets are more expensive than in the United States in certain instances. Some markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

DEPOSITARY RECEIPTS

The Funds may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively known as “Depositary Receipts”). Depositary Receipts are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their original markets and currencies.

RESTRICTED AND ILLIQUID SECURITIES

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines adopted by the Board of Trustees. The Adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to a Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Adviser as the administrator of the Program (the "LRMP Administrator").  The LRMP Administrator has delegated its responsibilities to the Adviser’s Liquidity Working Group to serve as the LRMP Administrator for each Fund.  The Board will review no less frequently than annually a written report prepared by the LRMP Administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” a Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to achieve its investment objective.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees of the Trust (the “Board”). The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly, the Fund will monitor their liquidity. The Fund will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Fund treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund’s liquidity.

The Funds may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. A Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g., tax consequences) to the Fund.

RELATIVELY NEW ISSUERS

The Funds may invest occasionally in the securities of selected relatively new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

TEMPORARY DEFENSIVE INVESTMENTS

When, in the judgment of the Adviser, a temporary defensive posture is appropriate, a Fund may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in such Fund’s investment objective, and might impact the Fund’s performance. When a Fund invests for temporary defensive purposes, it may not achieve its investment objective.

DEMAND DEPOSIT ACCOUNTS

The Funds may hold a significant portion of their cash assets in demand deposit accounts (“DDAs”) at the Funds’ custodian or another depository institutional insured by the Federal Deposit Insurance Corporation (the “FDIC”). DDAs are insured by the FDIC up to $250,000. The FDIC is an independent agency of the U.S. Government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. Government.

BORROWING

Each Fund may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the applicable Fund’s total assets at the time of borrowing.

OTHER INVESTMENT COMPANIES

The Funds may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act generally requires that after a Fund’s purchase of securities of another investment company, such Fund does not: (i) own more than 3% of such investment company’s outstanding voting stock; (ii) invest more than 5% of such Fund’s total assets in any individual investment company; or (iii) invest more than 10% of such Fund’s total assets in all investment company holdings.

The Adviser may charge an advisory fee on the portion of a Fund’s assets that are invested in securities of other investment companies. Thus, shareholders may be responsible for a “double fee” on such assets, since both investment companies will be charging fees on such assets.

SIMULTANEOUS INVESTMENTS

Investment decisions for each Fund are made independently from those of the other Funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as one of the Funds, available investments will be allocated equitably to each Fund and other accounts. This procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

SECURITIES LENDING

The Funds may, but currently do not intend to, lend their portfolio securities to qualified institutions. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including the value of all assets received as collateral for the loan). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust’s Board.

A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board. In addition, a Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

None of the Funds engaged in securities lending activities during the fiscal year ended October 31, 2019.

RISK OF MINORITY POSITIONS AND CONTROL POSITIONS

The Funds, individually or together with other funds and accounts managed by the Adviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Funds or other funds and accounts managed by the Adviser obtain such a position, the Adviser may be required to make filings with the SEC, or foreign regulatory agencies, concerning its holdings and it may become subject to other regulatory restrictions that could limit the ability of the Funds to dispose of their holdings at the times and in the manner the Funds would prefer. In addition, it is possible, although unlikely, that the Funds might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of the business structure may be ignored.

Further, the Adviser may designate directors to serve on the boards of directors of Fund portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that a Fund or the Adviser is a controlling person and thus is liable for securities law violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g., extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violated their fiduciary or other duties to a portfolio company or failed to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Funds nor the Adviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Funds may incur large expenses when taking control positions and there is no guarantee that such expenses can be recouped. Also, there is no guarantee that the Funds will succeed in obtaining control positions. This could result in the Funds’ investments being frozen in minority positions and could incur substantial losses.

SHORT SALES

The Funds may, occasionally, engage in short sales. In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions.

COMMODITIES

The Funds may, but currently do not intend to, invest in commodities or commodity contracts and futures contracts, except in connection with derivatives transactions.

DERIVATIVES

The Funds may invest in various instruments that are commonly known as “derivatives.” The Funds may invest in derivatives for various hedging and non- hedging purposes, including to hedge against foreign currency risk, market volatility and concentration risk. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investments, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to obtain exposure to a potentially large amount of financial assets and can, in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of a Fund. In most circumstances, derivatives will not be used to increase fund risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for a Fund. However, derivatives transactions typically involve greater risks than if a Fund had invested in the reference asset or obligation directly, since, in addition to general market risks, they may be subject to valuation risk, illiquidity risk, counterparty risk, credit risk and/or correlation risk. The use of derivatives for non-hedging purposes may be considered speculative. The SEC has issued a proposed rule relating to a Fund’s use of derivatives and related instruments which, if adopted, could potentially require a Fund to observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of a Fund.

The Funds have claimed exclusions from the definition of the term “commodity pool operator” (“CPO”) under the Commodities Exchange Act (the “CEA”) and, therefore, are not subject to registration or regulation as a CPO under the CEA.

Certain Funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, “commodity interests”) if the Funds continue to claim the exclusion from the definition of CPO. Under the amendments, in order to be eligible to continue to claim this exclusion, if a Fund uses commodity interests other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission (the “CFTC”)) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund’s net asset value (“NAV”) (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.

If a Fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Fund would withdraw its exclusion from the definition of CPO and the Adviser would become subject to regulation as a CPO with respect to that Fund. In addition, the Fund’s disclosure documents and operations would need to comply with all applicable CFTC regulations, in addition to all applicable SEC regulations. Compliance with these additional regulatory requirements may increase Fund expenses.

Options on Securities

The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities (covered options) in an attempt to increase income. However, in so doing the Funds may forgo the benefits of appreciation on securities sold pursuant to the call options or may pay more than the market price on securities acquired pursuant to put options.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, the Fund must sell the security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by a Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the Fund’s obligations. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund realizes income in the amount of the premium received for writing the option. If the put option is exercised, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate or cover its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Fund realizes a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, respectively, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction for an option it has written, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) and the deferred credit related to such option is eliminated. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written are segregated on the books of the Fund’s custodian.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option entitles the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increases above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remains at or below the exercise price during the option period.

A Fund normally purchases put options in anticipation of a decline in the market value of securities in the Fund (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s holdings. Put options also may be purchased by a Fund for the purpose of benefiting from a decline in the price of securities which a Fund does not own. A Fund ordinarily recognizes a gain if the value of the securities decreases below the exercise price sufficiently to cover the premium and recognizes a loss if the value of the securities does not sufficiently decline. Gains and losses on the purchase of protective put options tend to be offset by countervailing changes in the value of any underlying Fund securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the options markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Fund may engage in over-the-counter options (“OTC Options”) transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfil their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Fund’s Trustees. Unless the Trustees conclude otherwise, the Fund intends to treat OTC Options and the assets used to “cover” OTC Options as not readily marketable and therefore subject to the Fund’s 15% limitation on investment in illiquid securities.

Options on Securities Indices

In addition to options on securities, the Funds may purchase and write (sell) call and put options on securities indices. Such options will be used for the purposes described above under “Options on Securities.”

Options on stock indices are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices is subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

A Fund may, to the extent allowed by federal securities laws, invest in securities indices instead of investing directly in individual foreign securities. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate Fund securities to meet settlement obligations.

Options on Foreign Securities Indices

The Funds may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Funds may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options.

To the extent permitted by U.S. federal securities laws, a Fund may invest in options on foreign stock indices in lieu of direct investment in foreign securities. A Fund may also use foreign stock index options for hedging purposes.

Futures Contracts and Options on Futures Contracts

The successful use of futures contracts and options thereon draws upon the Adviser’s skill and experience with respect to such instruments and usually depends on the Adviser’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts

Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations.

The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by governments other than the U.S. Government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or securities as a deposit payment (initial margin). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund provides or receives cash that reflects any decline or increase in the contract’s value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund incurs brokerage fees when it enters into futures contracts.

Except for futures contracts that are cash settled by their terms or as a result of arrangements entered into on behalf of a Fund with its futures brokers, the Funds must segregate at their custodian an amount of liquid assets equal to the aggregate potential contractual obligation in the contract. Other segregation requirements apply to cash settled futures or such other arrangements.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market.

Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

Futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if the Adviser’s investment judgment about the general direction of the index or value of the underlying asset is incorrect, the overall performance of the Fund would be poorer than if they had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its Fund and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Domestic and Foreign Securities Indices

The Funds may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Options on Futures Contracts

The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Fund securities. For example, a Fund may purchase a put option on an interest rate sensitive futures contract to hedge its Fund against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of Fund securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund incurs a loss which is reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its Fund securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Swap Transactions

Swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional”) amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in U.S dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a Fund’s ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the Fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Credit Default Swaps

Each Fund may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Equity Swaps

In an equity swap agreement one party typically makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying equity security or securities or an index of equity securities. Some equity swaps may involve both parties’ return being based on equity securities and/or indexes.

CURRENCY EXCHANGE TRANSACTIONS

Because each Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, each Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

FORWARD CURRENCY EXCHANGE CONTRACTS

Each Fund may enter into foreign currency exchange contracts. A forward currency exchange contract (forward contract) is an obligation by a Fund to purchase or sell a specific currency at a future date. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Fund position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated fund securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and this will limit the Fund’s ability to use such contracts to hedge or cross-hedge its assets. The Funds’ cross hedges would generally entail hedging one currency to minimize or eliminate the currency risk of another, correlated currency. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which a Fund’s assets that are the subject of such cross-hedges are denominated.

OPTIONS ON FOREIGN CURRENCIES

Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which fund securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its Fund which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, a Fund may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Adviser anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of Fund securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

A Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross- hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in a currency other than the currency underlying the option but which is expected to move similarly. In such circumstances, a Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. A Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund’s ability to terminate OTC Options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Each Fund intends to treat OTC Options as not readily marketable and therefore subject to the Fund’s 15% limit on illiquid securities.

CYBERSECURITY RISKS

The Funds and their service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Fund’s ability to calculate its NAV; impediments to trading for a Fund’s portfolio; the inability of Fund shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

PORTFOLIO TURNOVER

There has not been any significant variation in the Funds’ portfolio turnover rate over the most recently completed fiscal year. The Adviser does not anticipate significant variation in the portfolio turnover rate from that reported in the Funds’ Prospectus for the last fiscal year.

INVESTMENT RESTRICTIONS

For the benefit of shareholders, each Fund has adopted the following restrictions, which are FUNDAMENTAL policies and thus, together with the investment objectives of each Fund, cannot be changed without the approval of a majority of such Fund’s outstanding voting securities. As used in this SAI, any matter requiring approval of a “majority of the outstanding voting securities” of a Fund (or class of the Trust, as the case may be) means the vote at a shareholder meeting of (i) 67% or more of the voting securities of the Fund (or class of the Trust, as the case may be) present or represented, if the holders of more than 50% of the outstanding voting securities of the Fund (or class of the Trust, as the case may be) are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or class of the Trust, as the case may be), whichever is less.

The following investment restrictions apply to each Fund. No Fund may:

1.	Borrow money or pledge, mortgage or hypothecate any of its assets except that each Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund’s total assets when the borrowing is made. In no circumstances will the Funds pledge any of their assets in excess of the amount permitted by law.

2.	Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities or sale of its own securities, it may technically be deemed to be an underwriter under certain securities laws.

3.	Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

4.	Issue any senior security (as defined in the 1940 Act). Borrowings permitted by Item 1 above are not senior securities.

5.	Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses, or related trades or businesses.

6.	Invest 25% or more of the value of its total assets in any one industry or group of industries, except that THIRD AVENUE REAL ESTATE VALUE FUND will invest more than 25% of its total assets in the real estate industry or related industries or that own significant real estate assets at the time of investment.

7.	Purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;

As a FUNDAMENTAL policy, each of THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, and THIRD AVENUE REAL ESTATE VALUE FUND reserves the ability to make loans or to invest in commodities, real estate or interests in real estate without limitation, and each of these Funds expects to make such loans and investments from time to time in accordance with applicable law, including the lending of portfolio securities, making or purchasing interests in commercial loans, investments in commodities for hedging purposes and investments in partnership and other interests in real estate.

The Funds are required to comply with the above fundamental investment restrictions applicable to them only at the time the relevant action is taken. A Fund is not required to liquidate an existing position solely because a change in the market value of an investment, or a change in the value of the Fund’s net or total assets that causes it not to comply with the restriction at a future date. A Fund will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets. In the unlikely event that borrowings exceeds 5% of a Fund’s assets at any time, the Adviser would take steps to reduce borrowings below this level within three days (not including Sundays and holidays). Additionally, if a Fund holds more than 15% of its net assets in illiquid investments that are assets, the administrator of the Trust's Liquidity Risk Management Program shall make a report of such an occurrence to the Board within one business day of the occurrence, with an explanation of the extent and causes of the occurrence, and how the Fund plans to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the amount of the Fund's illiquid investments is still above 15% of its net assets 30 days from the occurrence (and at each consecutive 30 day period thereafter), the Board, including a majority of the Independent Trustees (as defined below), shall assess whether the Fund's plans to bring its illiquid investments that are assets to or below 15% of its net assets continues to be in the best interest of the Fund.

As a NON-FUNDAMENTAL policy, under normal circumstances, each of THIRD AVENUE SMALL-CAP  and THIRD AVENUE REAL ESTATE VALUE FUND will invest at least 80% of its net assets and any borrowing for investment purposes (measured at the time of investment) in securities of the type suggested by its name. Neither of these Funds will change its policy in this regard prior to providing its shareholders with at least 60 days’ advance notice.

MANAGEMENT OF THE TRUST

Board of Trustees of the Trust

Board’s Oversight Role in Management. The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board interacts with and receives reports from the Trust’s officers, senior personnel of the Adviser and the Trust’s other service providers. The Board’s audit committee and nominating and governance committee (each of which consists of three Independent Trustees (as defined below)) meets during their scheduled meetings, and between meetings the audit committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s principal financial officer. The Board also receives periodic presentations from the Trust’s officers, the Adviser and other service providers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit and investment research. The Board has adopted policies and procedures designed to address certain risks to the Trust. In addition, the Adviser and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. The Board also receives reports from counsel to the Trust regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Trust’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Adviser (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Trust’s Trustees are Independent Trustees, including the Chairman of the Board. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with management, is appropriate in light of the specific characteristics and circumstances of the Funds, including, but not limited to: (i) the services that the Adviser and other service providers provide to the Funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by the Trust’s officers and employees of the Adviser; and (iii) the Board’s oversight of the Funds.

Information about Each Trustee’s Experience, Qualifications, Attributes or Skills. Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Trust counsel has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate.

The Board evaluates its performance on an annual basis.  In its annual evaluation of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board of Trustees’ overall composition so that the Board of Trustees, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds. The summaries set forth below as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

Several of the Trustees also serve on the boards of other fund complexes. Additional information about each Trustee is included in the table that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees.

Each of the Trustees oversees four mutual funds in the Fund Complex (defined below) that are advised by the Funds’ Adviser. The Fund Complex includes one portfolio in the Third Avenue Variable Series Trust and three portfolios in the Third Avenue Trust (the “Fund Complex”).

Correspondence intended for any Trustee, or Trust officer who is not a Trustee can be sent to Secretary of Third Avenue Trust, c/o Mr. Vincenzo A. Scarduzio, The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809.

Trustees and Officers

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser or Foreside Fund Services, LLC, the principal distributor of the Trust (“Distributor”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Trust. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Robert J. Christian Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	4	FundVantage Trust (44 portfolios); Optimum Fund Trust (registered investment company with 6 portfolios).
Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	University Professor, Widener University.	4	FundVantage Trust (44 portfolios).
Nicholas M. Marsini, Jr. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	4	FundVantage Trust (44 portfolios); Brinker Capital Destinations Trust (registered investment company with 10 portfolios).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	4	FundVantage Trust (44 portfolios); Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios).
Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	4	FundVantage Trust (44 portfolios); Copeland Trust (registered investment company with 3 portfolios).

(1)	The Fund Complex includes the Funds and one series of the Third Avenue Variable Series Trust (the “Fund Complex”).

Principal Trust Officers

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Joel L. Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2019.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. Richard Keyes Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2019.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

Gabriella Mercincavage Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2019.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

David C. Lebisky Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2019.	President of Lebisky Compliance Consulting LLC since October 2015; Consultant, Duff & Phelps LLC since 2016; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) from 2015 to 2018; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

The Board has two standing committees: the Audit Committee and the Nominating and Governance Committee. The Audit Committee consists of Messrs. Christian, Mansur and Wynne. The Audit Committee is directly responsible for the selection, compensation, retention and oversight of the work of the Trust’s independent auditors. During the fiscal year ended October 31, 2019, the Audit Committee, at times comprised of the Trust’s previous Trustees, held three meetings. The Nominating and Governance Committee consists of Messrs. Christian and Mansur and Ms. Wolcott. The Nominating and Governance Committee was formed on October 17, 2019 and is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board of Trustees; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board of Trustees self-evaluations; reviewing certain regulatory and corporate matters of the Trust; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. For the period from October 17, 2019 until October 31, 2019 there were no meetings of the Nominating and Governance Committee held. Effective October 17, 2019, the Fair Value Committee was dissolved and a Valuation Committee was established under the Trust’s Fair Value Pricing Procedures. The Valuation Committee is comprised of the Trust’s President, Treasurer, CCO and at least one Trustee and reports to the Board on at least a quarterly basis.

For the fiscal year ended October 31, 2019, the aggregate amount of compensation paid to each Trustee by the Trust and the Fund Complex is listed below.

COMPENSATION TABLE

NAME AND POSITION HELD	AGGREGATE COMPENSATION FROM THE TRUST FOR FISCAL YEAR ENDED OCTOBER 31, 2019	TOTAL COMPENSATION FROM THE FUND COMPLEX (INCLUDING THE TRUST) PAID TO TRUSTEES FOR FISCAL YEAR ENDED OCTOBER 31, 2019
William E. Chapman, II(1), Trustee	$78,710.41 *	$75,828.80 *
Lucinda Franks(1), Trustee	$70,061.34 *	$72,078.80 *
Edward J. Kaier(1), Trustee	$73,223.87 *	$75,328.80 *
Eric Rakowski(1), Trustee	$70,061.34 *	$72,328.80 *
Patrick Reinkemeyer(1), Trustee	$70,061.34 *	$72,078.80 *
Charles C. Walden(1), Trustee and Chairman	$92,346.55 *	$95,002.72 *
Robert C. Christian(2), Trustee	$8,409.95	8,652.17
Iqbal Mansur(2), Trustee	$8,811.44	9,065.22
Nicholas M. Marsini, Jr(2), Trustee and Chairman	$9,471.77	9,744.57
Nancy B. Wolcott(2), Trustee	$8,166.95	8,402.17
Stephen M. Wynne(2), Trustee	$9,012.18	9,271.74

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $15,200 for all Independent Trustees as a group.

(1) Resigned from the Board effective October 17, 2019

(2) Became a Trustee effective October 17, 2019

TRUSTEE SHARE OWNERSHIP

The following chart provides information about each Trustee’s share ownership in the Funds and the Third Avenue Variable Series Trust as of December 31, 2019:

INDEPENDENT TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN THE FUND COMPLEX
Robert J. Christian	None	None

Iqbal Mansur	None	None

Nicholas M. Marsini, Jr.	None	None

Nancy B. Wolcott	None	None

Stephen M. Wynne	None	None

PRINCIPAL SHAREHOLDERS

The following persons owned of record, or were known to the Trust to beneficially own, 5% or more of the outstanding common stock of a class of a Fund as of February 3, 2020. Directors and officers, as a group owned less than 1% of each class of each Fund’s outstanding common stock as of such date.

THIRD AVENUE VALUE FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE VALUE FUND INSTITUTIONAL CLASS
Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	22.03%

National Financial Services Corp. (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	21.25%

TD Ameritrade Inc. for the Exclusive Benefit of Our Clients (1) P.O. Box 2226 Omaha, NE 68103-2226	5.41%

THIRD AVENUE VALUE FUND INVESTOR CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE VALUE FUND INVESTOR CLASS
National Financial Services Corp. (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	39.19%

Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	13.10%

TD Ameritrade Inc. for the Exclusive Benefit of Our Clients (1) P.O. Box 2226 Omaha, NE 68103-2226	12.01%

THIRD AVENUE VALUE FUND Z CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE VALUE FUND Z CLASS
National Financial Services Corp. (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	88.92%

THIRD AVENUE SMALL-CAP VALUE FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE SMALL-CAP VALUE FUND INSTITUTIONAL CLASS
National Financial Services Corp. (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	20.31%

Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122	18.77%

TD Ameritrade Inc. for the Exclusive Benefit of Our Clients (1) P.O. Box 2226 Omaha, NE 68103-2226	5.34%

Vanguard Marketing Corporation (1) 100 Vanguard Blvd. Malvern, PA 19355-2331	5.13%

THIRD AVENUE SMALL-CAP VALUE FUND INVESTOR CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE SMALL CAP VALUE FUND INVESTOR CLASS
National Financial Services Corp. (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	28.35%

Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	16.00%

TD Ameritrade Inc. for the Exclusive Benefit of Our Clients (1) P.O. Box 2226 Omaha, NE 68103-2226	10.80%

Charles Schwab & Co., Inc. (1) Attn. Mutual Funds 211 Main Street San Francisco, CA 94105	7.01%

Vanguard Marketing Corporation (1) 100 Vanguard Blvd. Malvern, PA 19355-2331	5.68%

THIRD AVENUE SMALL-CAP VALUE FUND Z CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE SMALL-CAP VALUE FUND Z CLASS
National Financial Services Corp. (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	99.39%

THIRD AVENUE REAL ESTATE VALUE FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE REAL ESTATE VALUE FUND INSTITUTIONAL CLASS

Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122	24.50%

National Financial Services Corp. (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	24.37%

TD Ameritrade Inc. for the Exclusive Benefit of Our Clients (1) P.O. Box 2226 Omaha, NE 68103-2226	6.98%

THIRD AVENUE REAL ESTATE VALUE FUND INVESTOR CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE REAL ESTATE VALUE FUND INVESTOR CLASS

National Financial Services Corp. (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	38.24%

Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	36.34%

TD Ameritrade Inc. for the Exclusive Benefit of Our Clients (1) P.O. Box 2226 Omaha, NE 68103-2226	6.52%

THIRD AVENUE REAL ESTATE VALUE FUND Z CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE REAL ESTATE VALUE FUND Z CLASS
National Financial Services Corp. (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	61.59%

Wells Fargo Bank NA (1) PO Box 1533 Minneapolis, MN 55480	8.86%

(1)	Charles Schwab & Co. Inc., National Financial Services Corp., TD Ameritrade Inc., Vanguard Marketing Corporation and Wells Fargo Bank NA are broker-dealers holding shares for the benefit of their respective clients who are beneficial owners of Fund shares.

INVESTMENT ADVISER

The investment adviser to the Trust is Third Avenue Management LLC. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. (“AMG”), and the remaining portion is owned by the senior management of the Adviser, including key employees of the Adviser. The day-to-day activities of the Adviser, including all investment advice, are managed by the Adviser’s senior management.

The Adviser or its affiliates may pay certain costs of marketing shares of the Funds out of their own resources (other than Z Class shares). The Adviser or its affiliates may also share with third party financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Adviser or its affiliates may also pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other administrative, shareholder or distribution-related services. These payments are in addition to any fees that may be paid by the Funds for these types or other services.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may result in the Funds having greater access to such parties and their customers than would be the case if no payments were paid. These payment arrangements will not change the price an investor pays for shares of any class of a Fund or the amount that a Fund receives to invest on behalf of the investor.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of any class of a Fund through any intermediary.

INVESTMENT ADVISORY AGREEMENT

The investment advisory services of the Adviser are furnished to each of the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation, and arranges for execution of the Funds’ purchase and sale of securities and other assets. The Adviser is responsible for selecting brokers and seeking best execution in placing portfolio transactions with brokers and dealers (see “Portfolio Trading Practices” discussed below). The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust.

All other expenses incurred in the operation of the Funds and the continuous offering of their shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of outside Trustees are borne by the Trust. Any expense which cannot be allocated to a specific Fund will be allocated to all of the Funds based on their relative net asset values on the date the expense is incurred. From time to time, the Adviser may defer or waive receipt of its fees and/or assume certain expenses of a Fund and its classes, which would have the effect of lowering the expense ratio of the classes of the Fund and increasing return to investors.

The Advisory Agreement for each of the Funds will continue in effect from year to year if approved annually by the Board of the Trust or a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated at any time without penalty, upon 60 days’ written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

For the investment advisory services provided by the Adviser, the Funds pay the Adviser a monthly fee at an annual rate of average daily net assets in each Fund as listed below.

Fund	Management Fee Rate
Third Avenue Value Fund	0.90%
Third Avenue Small-Cap Value Fund	0.90%
Third Avenue Real Estate Value Fund	0.90%

The Adviser has contractually agreed, for a period of one year from the date of this document, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the percentages listed below of the average daily net assets of each Class of each Fund, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Limitation Agreement”). Beginning on October 17, 2019, the Adviser, although contractually entitled to reimbursement under the Expense Limitation Agreement, has voluntarily agreed not to request reimbursement through October 31, 2021 after which it may seek reimbursement if permitted by the terms of the Expense Limitation Agreement.

Fund	Institutional Class	Investor Class	Class Z
Third Avenue Value Fund	1.15%	1.40%	1.05%
Third Avenue Small-Cap Value Fund	1.15%	1.40%	1.05%
Third Avenue Real Estate Value Fund	1.15%	1.40%	1.05%

For the fiscal year ended October 31, 2017, 2018 and 2019, the advisory fees payable by each Fund, the amounts waived and reimbursed, or recovered from previous periods, by the Adviser and the resulting fees paid to the Adviser were as follows:

Fund	Fee Payable For Fiscal Year Ended October 31, 2017	Fee Payable for Fiscal Year Ended October 31, 2018	Fee Payable for Fiscal Year Ended October 31, 2019
Third Avenue Value Fund	$10,584,554	$10,078,227	$6,812,238
Third Avenue Small-Cap Value Fund	$2,737,530	$2,499,088	$1,880,347
Third Avenue Real Estate Value Fund	$16,641,034	$16,864,942	$11,089,827

FUND	Reduction/Recovery in Fee For Fiscal Year Ended October 31, 2017	Reduction in Fee For Fiscal Year Ended October 31, 2018	Reduction in Fee For Fiscal Year Ended October 31, 2019
Third Avenue Value Fund	$0	$(208,952)	$(609,689)
Third Avenue Small-Cap Value Fund	($151,026)	$(267,788)	$(391,500)
Third Avenue Real Estate Value Fund	$0	$(25,228)	$(230,937)

Fund	Actual Fee Paid For Fiscal Year Ended October 31, 2017	Actual Fee Paid For Fiscal Year Ended October 31, 2018	Actual Fee Paid For Fiscal Year Ended October 31, 2019
Third Avenue Value Fund	$10,584,554	$9,869,275	$6,202,549
Third Avenue Small-Cap Value Fund	$2,586,504	$2,231,300	$1,488,847
Third Avenue Real Estate Value Fund	$16,641,034	$16,839,714	$10,858,890

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2019, Victor Cunningham managed or was a member of the management team for the following accounts (other than the THIRD AVENUE SMALL-CAP VALUE FUND):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	None*	None	None	None

*       Mr. Cunningham also manages 4 accounts totaling less than $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of March 1, 2020, when he began managing the Third Avenue Small-Cap Value Fund, Evan Strain managed or was a member of the management team for the following accounts (other than the THIRD AVENUE SMALL-CAP VALUE FUND):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	None*	None	None	None

*       Mr. Strain also manages six accounts totaling less than $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2019, Jason Wolf managed or was a member of the management team for the following accounts (other than the THIRD AVENUE REAL ESTATE VALUE FUND):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	$162 million	1	$14 million
Other Accounts	None *	None	None	None

*	Mr. Wolf also manages 4 accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2019, Ryan Dobratz managed or was a member of the management team for the following accounts (other than the THIRD AVENUE REAL ESTATE VALUE FUND):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	$162 million	1	$14 million
Other Accounts	None *	None	None	None

*	Mr. Dobratz also manages 1 account totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for this account.

As of October 31, 2019, Matthew Fine managed or was a member of the management team for the following accounts (other than the THIRD AVENUE VALUE FUND):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$60 million	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	13	$87 million	None	None

*	Mr. Fine also manages 2 accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

Many, but not all, of the other accounts managed by Portfolio Managers of the Funds have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from management of the investments of the Funds and the investments of other accounts include: the Portfolio Managers’ allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to the Adviser for managing certain Funds may be less than the fees payable to the Adviser for managing other accounts, potentially motivating the Portfolio Managers to spend more time managing the other accounts; the proper allocation of investment opportunities that are suitable for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

The Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another, such as performance or higher fees paid to the Adviser, or in which Portfolio Managers have personal investments or an interest in the receipt of advisory fees. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes investment management and advisory services to numerous clients in addition to the Funds and the Fund Complex, and the Adviser may, consistent with applicable law, make investment decisions for other clients or accounts (including accounts which are private partnerships or have performance compensation or potentially higher fees paid to the Adviser, or in which Portfolio Managers have personal investments or an interest in the receipt of advisory fees) which may be the same as or different from those made for the Funds and the Fund Complex.  The Adviser’s Code of Ethics generally prohibits the Adviser and all Adviser employees from purchasing any security held in any client account of the Adviser.  However, there are situations that create a possibility that the Adviser or the Adviser’s affiliates, and any of the Adviser’s officers, directors, stockholders, or employees may have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, member, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) officers, directors, or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, managers, board directors and employees of any of them has any substantial economic interest or possesses material non-public information.  A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

The Funds may hold interests in an entity that are of a different class or type than the class or type of interest held by another fund or client of the Adviser. For example, a Fund may hold mezzanine securities and a hedge fund controlled by the Adviser may hold senior securities. This would potentially result in other funds or Adviser clients being senior or junior to a Fund in the capital structure of such entity, which could mean that in a workout or other distressed scenario certain advisory clients or fund might be adverse to the Fund and some might recover all or part of the investment while another might not. In the event of such a conflict, the Adviser will work with the Board to properly discharge the Adviser’s duties to the Funds and other clients.

Circumstances may arise under which the Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but will not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Fund, the Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price. Each Portfolio Manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for any of the Funds.

PORTFOLIO MANAGER COMPENSATION

Compensation is structured so that key professionals benefit from staying with the Adviser. Each Portfolio Manager receives a fixed base salary and is eligible for a cash bonus. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in any one Fund and the performance of and assets under management of the Funds collectively as well as the portfolios managed for the Adviser’s other clients. Such factors may include comparisons to peer groups, competitors and firm wide goals and budgets. When Portfolio Managers also perform additional management functions within the Adviser, those contributions may also be considered in the determination of bonus compensation. Each Portfolio Manager who is a partner in the Adviser also receives a quarterly pro rata distribution based on the revenues of the Adviser as a whole.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2019, the end of the Trust’s most recently completed fiscal year, the dollar range of securities beneficially owned by each Portfolio Manager in the Fund he manages is shown below:

PORTFOLIO MANAGER	DOLLAR RANGE OF THE FUND’S SECURITIES OWNED

Victor Cunningham	Third Avenue Small-Cap Value Fund: $100,001 - $500,000
Matthew Fine	Third Avenue Value Fund: Over $1,000,000
Jason Wolf	Third Avenue Real Estate Value Fund: Over $1,000,000
Ryan Dobratz	Third Avenue Real Estate Value Fund: Over $1,000,000
Evan Strain	Third Avenue Small-Cap Value Fund: $100,001 - $500,000*

* As of February 28, 2020

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Under a Distribution Agreement with the Trust dated October 1, 2016, the Distributor acts as the agent of the Funds for the distribution of Fund shares. During the continuous offering of Fund shares, the Distributor devotes its best efforts to distribute, and to effect sales of, shares of the Funds, but is not obligated to sell any certain number of shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. With respect to Investor and Institutional Class shares, these financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from the Funds or the Adviser, rather than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, may be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Funds for its distribution services except that any distribution/service fees paid by a Fund pursuant to a Rule 12b-1 distribution plan is paid to the Distributor to pay financial intermediaries for distribution of shares of the Fund or for providing other services. Any excess distribution/service fee retained by the Distributor is not held for profit by the Distributor, but instead is used to pay for and/or reimburse the Adviser for distribution-related expenditures. Pursuant to an agreement between the Adviser and the Distributor, the Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement shall continue automatically for successive one-year periods, provided such continuance is specifically approved at least annually, with respect to a Fund, by (i) the Trust’s Board or (ii) the vote of a majority of the outstanding voting securities of the Fund, in accordance with Section 15 of the 1940 Act. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days’ written notice.

DISTRIBUTION (12b-1) FEES

The Funds have adopted a Distribution and Service Plan (the “Plan”) for the Investor Class shares that allows the Investor Class to pay a 0.25% fee for selling and distributing its shares and for providing service to its shareholders. The distribution fees may be paid to the Distributor to cover the Investor Class’ sales, marketing and other distribution-related expenses. Because these distribution fees, if any, are deducted from the net assets of the Investor Class on an ongoing basis, they have the effect of increasing the cost of your investment the longer you hold it and will result in lower total returns than an investment in the Institutional Class or Z Class shares of a Fund. For the fiscal period ended October 31, 2019, the Investor Class of THIRD AVENUE VALUE FUND paid fees pursuant to the Plan of $23,639, the Investor Class of THIRD AVENUE SMALL-CAP VALUE FUND paid fees pursuant to the Plan of $8,361, and the Investor Class of THIRD AVENUE REAL ESTATE VALUE FUND paid fees pursuant to the Plan of $382,217.

ADMINISTRATOR; TRANSFER AND DIVIDEND PAYING AGENT

The Trust has entered into a Transfer Agency Agreement with BNY Mellon Investment Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, MA 01581-1722, pursuant to which BNY Mellon Investment Servicing (U.S.) will provide certain administration and accounting services, transfer agency, dividend disbursing and shareholder services to each Fund. The Trust has also entered into a Fund Accounting and Administration Agreement with The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which The Bank of New York Mellon will provide certain accounting and administration services to each Fund.

Prior to October 17, 2019, the Adviser provided certain administrative services to the Trust. Prior to June 30, 2018, each Fund paid the Adviser a fee calculated at an annual rate of 0.0055% of the average daily net assets of each respective Fund for administration services. Effective July 1, 2018, each Fund paid a fee at an annual rate of $70,000 per Fund for such services. The Adviser paid BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $167,350.   During the fiscal years ended October 31st, the Funds paid fees to the Adviser for these services in the following amounts:

	2017	2018	2019
Third Avenue Value Fund	$64,684	$65,353	$67,365
Third Avenue Small-Cap Value Fund	$16,729	$33,635	$67,365
Third Avenue Real Estate Value Fund	$101,696	$93,913	$67,365

CUSTODIAN

The Bank of New York Mellon (the “Custodian”) located at 240 Greenwich Street, New York, NY 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of each Fund; (2) holds and transfers portfolio securities on account of each Fund; (3) accepts receipts and makes disbursements of money on behalf of each Fund; (4) collects and receives all income and other payments and distributions on account of each Fund’s securities; and (5) makes periodic reports to the Board concerning each Fund’s operations. The Custodian serves as each Fund’s foreign custody manager pursuant to the requirements of Rule 17f-5 under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Philadelphia, PA 19103 is the independent registered public accounting firm for the Funds. The independent registered public accounting firm audits the financial statements of the Funds following the end of each fiscal year and provides a report to the Board and shareholders of the results of the audit.

OTHER SERVICE PROVIDERS

The Trust has engaged JW Fund Management, LLC, 100 Springdale Rd. Suite A3-416, Cherry Hill, NJ 08003 to provide persons to serve as Principal Executive Officer and Principal Financial Officer and provide various other services for the Trust. The Trust has engaged Duff & Phelps, LLC to provide on-going compliance services, including providing an individual to serve as the Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures reasonably designed to prevent improper disclosure of the Funds’ portfolio holdings to third parties. Each Fund discloses its top ten portfolio holdings on a quarterly basis approximately 15 business days after quarter-end by posting this information on its website and discloses substantially all of its portfolio holdings on a semi-annual basis through reports to shareholders or quarterly filings with the SEC within 60 days after quarter end. These disclosures are public and are publicly available on an ongoing basis.

Other disclosures of portfolio holdings information will only be made following a determination by the Funds’ Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. The only parties that are currently authorized to receive additional information are service providers to the Funds - namely, the Adviser, BNY Mellon, Custodian, auditors, Charles River Development (portfolio management system), MarkIt (best execution analysis), and each of their respective affiliates and advisers, who receive such information regularly in the course of providing services for the Funds. It is not the present intention of the Funds to allow any disclosure beyond these parties. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and the details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.

The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser . In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust’s procedures for such potential conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust and the Adviser has adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

PROXY VOTING POLICIES

The Trust, on behalf of the Funds, has delegated the responsibility of each Fund’s proxy voting to the Adviser. The Adviser has adopted proxy voting policies and procedures on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Adviser’s proxy voting policy, client portfolio securities must be voted in the best interests of the clients. The Adviser’s Proxy Voting Committee, consisting of Senior Portfolio Managers and Research Analysts, determines how proxies shall be voted by applying the guidelines set forth in the Adviser’s proxy voting policy. The proxy guidelines address, for example, the elections of directors, classified boards, cumulative voting and blank check preferred stock. In virtually all instances, the Committee delegates the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. A member of the Legal and Compliance department (the “designee”), participates in decisions to present issues for a vote, fields any conflict issues, documents deviations from policy guidelines and documents all voting decisions. The Proxy Voting Committee may seek the input of the Adviser’s Director of Research or from other Portfolio Managers or Research Analysts who may have particular familiarity with the matter to be voted.

The Adviser will typically abstain from voting if it believes the cost to vote will exceed the potential benefit to clients. The most common circumstances where that may be the case involve foreign proxies. In addition, the Adviser may also be restricted from voting proxies of a particular issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

The Adviser’s Legal and Compliance Department oversees the administration of proxy voting and processing proxy votes in accordance with the Adviser’s proxy voting policy.

Any employee of the Adviser who may have direct or indirect influence on proxy voting decisions who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to the Adviser’s General Counsel. The Adviser’s General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the Adviser’s General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that the Adviser votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise the Adviser how to vote or (5) presenting the conflict to the Board of the Trust and obtaining direction on how to vote. The Adviser maintains required records relating to votes cast and the Adviser’s proxy voting policies and procedures in accordance with applicable law. A summary of the Adviser’s proxy voting policies and procedures are attached herewith as Appendix B.

For anyone wishing to receive information on how a Fund voted during the year ended June 30th, the information can be obtained after the following August 31st without cost:

●	on the Funds’ website at www.thirdave.com or

●	on a website maintained by the SEC at www.sec.gov.

PORTFOLIO TRADING PRACTICES

In placing portfolio transactions with brokers and dealers, the Adviser seeks best execution which consists of an effort to obtain satisfactory service in the execution of orders at the most favorable prices (which in the case of principal transactions, include a reasonable mark-up or markdown and in the case of brokerage transactions, include reasonable commission rates). The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the ability and willingness of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, confidentiality and the ability to minimize and clear up settlement issues. Such considerations are to a large degree qualitative in nature and are also weighed by management in determining the overall reasonableness of brokerage commissions paid.

Under its Advisory Agreements with the Trust, the Adviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Funds. The Adviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage payment, the Adviser considers any research, statistical and other factual information provided by various brokers from time to time to the Adviser, although the Adviser does not have, and does not intend to enter into, soft dollar arrangements with broker-dealers that require any certain commission amount. Such information as is received from time to time is available to the Adviser for the benefit of all clients, not just the clients paying the commissions on any particular trades. The products and services received by the Adviser in exchange for “soft dollar” research commissions paid are all within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934. The services received may include: proprietary research reports on individual issuers and industries (may be upon request or unsolicited), access to analysts, assistance in arranging meetings with executives of issuers (level of assistance may range from having executives visit the Adviser’s offices to scheduling a full itinerary for overseas trips visiting numerous executives at numerous issuers), and invitations to group presentations by analysts and/or issuer executives. The products and services are not received pursuant to a formal arrangement requiring a specific level of commissions in exchange for research. These products and services represent lawful and appropriate assistance to the Adviser in the performance of its investment making decision responsibilities, and the Adviser believes that commissions paid to brokers providing the products and services is reasonable in relation to the value of such products and services received (however, since research provided is not offered for an unbundled price, no specific dollar value can be assigned). The timing of the receipt of research information, and commissions directed to the broker providing the information, will not necessarily coincide. The research obtained through the payment of commissions by the Funds may be used to benefit other Adviser clients. Conversely, research obtained through the payment of commissions by other Adviser clients may be used to benefit the Funds. Total Fund commissions paid for research represented 88% of total commissions paid for research by all Adviser clients during the year ended December 31, 2019. As of December 31, 2019, the net assets of the Funds represented approximately 88% of all net assets managed by the Adviser.

Purchase and sale orders for securities held by a Fund may be combined with those for other Funds or clients of the Adviser in seeking the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Adviser determines that a particular security should be bought for or sold by more than one client, the Adviser undertakes to allocate those transactions among the participants equitably.

Since the value of services received in connection with these soft dollar commissions cannot reasonably be accurately valued, the following amounts each Fund paid to the top 10 recipients of soft dollar commissions for the most recent calendar year ended December 31, 2019 are provided as an indication of the value of such services.

Third Avenue Value Fund (Total of 29 brokers received soft dollar commissions. Top 10 received 70%)

INSTINET/NOMURA SECURITIES	$142,869.15
SCOTIA CAPITAL INC	$51,396.41
BARCLAYS CAPITAL PLC	$33,976.91
CITIGROUP	$31,883.33
CARNEGIE INC.	$30,123.69
EVERCORE ISI GROUP	$29,807.68
RAYMOND JAMES	$29,047.45
SANFORD C. BERNSTEIN	$28,788.22
JP MORGAN	$25,367.07
JEFFERIES LLC	$22,589.41
$425,849.32

Third Avenue Small-Cap Value Fund (Total of 16 brokers received soft dollar commissions. Top 10 received 96%)

SIDOTI & CO LLC	$20,594.08
INSTINET/NOMURA SECURITIES	$15,795.65
STIFEL NICOLAUS & CO	$12,460.20
COWEN & COMPANY	$12,316.68
VIRTU FINANCIAL	$11,410.26
SCOTIA CAPITAL INC	$5,667.14
RAYMOND JAMES	$4,753.30
SANFORD C. BERNSTEIN	$3,108.12
STEPHENS INC	$1,724.08
CREDIT SUISSE	$1,447.76
$89,277.27

Third Avenue Real Estate Value Fund (Total of 24 brokers received soft dollar commissions. Top 10 received 80%)

INSTINET/NOMURA SECURITIES	$224,031.38
JP MORGAN	$104,735.71
CITIGROUP	$96,457.86
MERRILL LYNCH	$83,594.52
EVERCORE ISI GROUP	$60,269.08
GREEN STREET ADVISORS LLC	$55,556.20
VIRTU FINANCIAL	$48,798.72
KEEFE BRUYETTE & WOODS INC.	$43,232.24
COWEN & COMPANY	$38,750.69
DAIWA CAPITAL MARKETS	$35,842.95
$791,269.35

The Adviser has a brokerage committee that reviews commissions paid to each broker by the Adviser’s clients and monitors the execution quality of the brokers used to execute portfolio transactions for its clients, including the Funds. The Adviser utilizes third party vendor reports to assist it in analyzing the quality of execution by the brokers and dealers it uses.

To the knowledge of the Funds, no affiliated person of the Funds receives give-ups or reciprocal business in connection with security transactions of the Funds. The Funds do not effect securities transactions through brokers in accordance with any formula, nor will they take the sale of Fund shares into account in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Funds from time to time may affect purchases of Fund shares for their customers. The Board of the Trust has adopted policies and procedures that prohibit the direction of Fund transactions for compensation, promotion or distribution of Fund shares. The following are the brokerage commissions paid by each Fund for the fiscal years ended October 31, 2017, October 31, 2018 and October 31, 2019.

Third Avenue Value Fund, for the fiscal years ended October 31:

	2017	2018	2019
Total Brokerage Commissions Incurred	$561,643	$1,477,119	$570,984

Third Avenue Small-Cap Value Fund, for the fiscal years ended October 31:

	2017	2018	2019
Total Brokerage Commissions Incurred	$298,236	$237,287	$105,706

Third Avenue Real Estate Value Fund, for the fiscal years ended October 31:

	2017	2018	2019
Total Brokerage Commissions Incurred	$510,219	$935,775	$970,827

The decrease in commissions paid by the Third Avenue Value Fund was due to a large amount of sales to meet significant redemptions in 2018, repositioning of the portfolio in 2018 by the portfolio management team that assumed control of the Fund in September 2017, and the merger with the Third Avenue International Value Fund in March 2018. The decrease in commissions paid by the Third Avenue Small Cap Value Fund was due to lower assets under management and lower turnover.

The Funds may at times invest in securities of its regular broker dealers or a parent of their regular broker-dealers. During the fiscal year ended October 31, 2019, the Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund acquired no securities of their regular broker-dealers or a parent of its regular broker-dealers. The Third Avenue Value Fund held securities of the following broker-dealer, which was a regular broker-dealer as of the fiscal year ended October 31, 2019.

Issuer	Value of Fund’s Aggregate Holdings of Issuer
Deutsche Bank AG	$931,210

SHARE INFORMATION

All shares of the Funds when duly issued will be fully paid and non-assessable. Except as otherwise described in the Prospectus, shares have no pre-emptive, subscription or conversion rights and are freely transferable. The Trust currently consists of three series of Funds. The shareholders of the Funds have one vote for each share held on matters on which all shares of the Trust shall be entitled to vote. Each Fund (or class thereof) will vote separately on matters affecting only that Fund (or class thereof) or as otherwise required by law. The Trustees are authorized to classify or re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional funds with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Shares of the Funds have equal non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board. The shares of each Fund also have equal rights with respect to dividends, assets and liquidation of that Fund and are subject to any preferences, rights or privileges of any classes of shares of that Fund. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of 10% of the shares of the Funds to replace its Trustees.

PURCHASE ORDERS

Each Fund reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, a Fund will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with such Fund’s investment policies.

Certain financial intermediaries have made arrangements with the Funds so that an investor may purchase or redeem shares of any class at its NAV per share next determined after the financial intermediary receives the share order. In other instances, the Funds have also authorized such financial intermediaries to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf at the share price next determined of the applicable class after such designees receive the share order. Under these arrangements, a Fund will be deemed to have received a purchase or redemption order when the financial intermediary or, if applicable, a financial intermediary’s authorized designee, receives the share order from an investor.

REDEMPTION OF SHARES

The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination of NAV, the right of redemption is also suspended and shareholders will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange (“NYSE”) is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the SEC has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

REDEMPTION IN KIND

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which such Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of such Fund at the beginning of such period. Should a redemption exceed such limitation, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

CALCULATION OF NET ASSET VALUE

PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of the Fund’s shares outstanding. This determination is made by The Bank of New York Mellon, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.

In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on multiple exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price.

Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale), and foreign securities, will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as banks and financial institutions, insurance companies, dealers in securities, non-U.S. shareholders, tax-exempt or tax-deferred plans, accounts or entities, or shareholders who engage in constructive sale or conversion transactions). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax considerations affecting the Funds and their U.S. shareholders (including U.S. shareholders owning a large position in a Fund), and the discussions set forth herein and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. Significantly, tax legislation enacted on December 22, 2017 substantially alters U.S. federal tax law, including by changing tax rates, modifying certain rules relating to the use of losses and deductions, and imposing new rules affecting investments in foreign securities. In some cases, there is uncertainty around the scope and application of the newly enacted legislation that may be addressed in future IRS guidance. Prospective investors are urged to consult their tax advisors in respect of these changes and their potential effect on investors’ ownership of Fund shares.

For purposes of this discussion, (1) a “U.S. shareholder” means a beneficial owner of stock that, for U.S. federal income tax purposes, is (A) an individual who is a citizen or resident of the United States, (B) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, the District of Columbia or any political subdivision thereof, (C) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (D) a trust, (i) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control the substantial decisions of the trust or (ii) if a valid election to be treated as a U.S. person is in place for it, and (2) a “non-U.S. shareholder” means a beneficial owner (other than a partnership) of stock that is not a “U.S. shareholder.” If a partnership or entity treated as a partnership for U.S. federal income tax purposes holds shares in a Fund, the U.S. federal income tax treatment of a partner will generally depend upon the status of the partner and the tax treatment of the partnership. A partner of a partnership owning shares in a Fund should consult its tax adviser with regard to the U.S. federal income tax consequences of its investment in the Fund.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

Each Fund has elected to be treated and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, such Fund will not be subject to U.S. federal income tax on its investment company taxable income including net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and gain to the Fund’s shareholders. As a regulated investment company, a Fund is not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. A Fund may, however, subject to certain limitations, carry forward capital losses in excess of capital gains (“net capital losses”) from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. A Fund is permitted to carry forward net capital losses it incurs presently without any expiration date.  Any such loss carryforwards will retain their character as short-term or long-term. Capital gains that are offset by capital loss carryforwards are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. As discussed below, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund’s taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). As a result, cash available for distribution to shareholders and the value of the Fund’s shares may be reduced materially.

To qualify as a regulated investment company requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); and (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or the securities (other than the securities of other regulated investment companies) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”).In certain instances, the nature of a Fund’s investments could make it difficult to determine the Fund’s compliance with the Qualifying Income Requirement and/or the Diversification Requirement, although the Funds do not anticipate that this will affect their qualification as regulated investment companies. In addition, a Fund may be forced to liquidate certain of its investment assets in order to fund redemptions of its shares or distributions to its shareholders (as discussed below), or in order to comply with such asset diversification requirements. If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income taxes on any income or gain it distributes to shareholders.

The Funds will either distribute or retain for reinvestment all or part of any net capital gain. If any such net capital gain is retained, the appropriate Fund will be subject to a tax of 21% of such amount. In that event, such Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, and each U.S. shareholder of such Fund (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by such Fund against its U.S. federal income tax liability and to claim a refund to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of such Fund by the amount of the undistributed capital gains included in such shareholder’s gross income less the tax deemed paid by the shareholder. Although distributions by the Funds will generally be treated as subject to tax in the year in which they are paid, distributions declared by the Funds in October, November or December, payable to shareholders of record on a specified date during such month and paid by the Funds during January of the following year, will be deemed to be received on December 31 of the year the distribution is declared, rather than when the distribution is received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% non-deductible excise tax. To avoid the tax, each Fund generally must distribute during the calendar year, an amount equal at least to the sum of (1) 98% of its ordinary income for such calendar year (excluding, for these purposes, certain “specified gains and losses” as set forth in the Code ), (2) 98.2% of its capital gains in excess of its capital losses (plus certain “specified gains and losses” as set forth in the Code) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed and upon which no U.S. federal income tax was imposed.

If a Fund failed to qualify as a regulated investment company, such Fund would be subject to tax as a regular C corporation on its taxable income even if such income were distributed to shareholders. In addition, at the shareholder level, all distributions out of earnings and profits would be subject to tax as ordinary income. Such distributions may constitute “qualified dividend income” eligible for a maximum U.S. federal capital gain tax rate of 20% for individuals and certain other non-corporate taxpayers that meet certain requirements (including a minimum holding period requirement). Certain corporate shareholders may be eligible for a dividends received deduction subject to certain requirements under the Code. In addition, such Fund may be required to recognize unrealized gains, pay tax, and make distributions (which could be subject to interest charges) before requalifying to be subject to tax as a regulated investment company. If a Fund failed to qualify as a regulated investment company in any taxable year, cash available for distribution to shareholders and the value of the Fund shares could be reduced materially. In lieu of potential disqualification, a Fund may be permitted to pay a specified amount of tax for certain failures to satisfy the asset diversification or income requirements, which generally are those failures due to reasonable cause and not willful neglect or that are de minimis under the Code, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

Certain of the Funds’ investment practices may be subject to special and complex provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income or gains to the Funds, disallow, suspend or otherwise limit the allowance of certain losses or deductions and impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to U.S. shareholders. These provisions also (1) may require a Fund to mark-to- market certain types of its positions (i.e., treat them as if they were sold at the end of the Fund’s fiscal year) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

The qualifying income and asset requirements that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which such Fund will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” In 2016, the IRS issued notice and stated they would not address what constitutes a “security” for purposes of Qualifying Income. In addition, the IRS requested comments as to whether the 2006 Revenue Rulings should be withdrawn. Accordingly, each Fund’s ability to invest in derivative transactions may be limited by the Qualifying Income Requirement. Each Fund will account for any investments in derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

Gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. The U.S. federal income tax rules governing the taxation of swaps are not entirely clear and may require the Funds to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Funds do not anticipate that their activities in this regard will affect their qualification as regulated investment companies.

If a Fund invests directly or indirectly through a real estate investment trust (“REIT”) in residual interests in real estate mortgage investment conduits (“REMICs”) or invests in a REIT that is a taxable mortgage pool or that has an interest in a taxable mortgage pool, a portion of the Fund’s income may be subject to U.S. federal income tax in all events. Excess inclusion income of a Fund generated by a residual interest directly in a REMIC or by an interest in a taxable mortgage pool through a REIT may be allocated to shareholders of such Fund in proportion to the dividends received by the shareholders of the Fund. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a non-U.S. shareholder will not qualify for any reduction in U.S. withholding taxes under any otherwise applicable income tax treaty or other exemption. In addition, if the shareholders of the Fund include a “disqualified organization” (such as certain governments or governmental agencies and charitable remainder trusts) the Fund or a nominee may be liable for tax at the highest applicable corporate tax rate (currently 21%) on the excess inclusion income allocable to the disqualified organization and, in that case, we may reduce the amount of our distributions to any disqualified organization whose stock ownership gave rise to the tax by the amount of the tax that is attributable to such stock ownership. There may be instances, however, in which a Fund may be unaware of the amount of its share of the excess inclusion income from an underlying investment. In addition, a Fund’s investment in REIT equity securities may result in the Fund receiving cash in excess of investment company taxable income from such investment, which could result in some portion of a Fund’s cash distributions to shareholders being treated as a return of capital for U.S. federal income tax purposes (as described below).

Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that a Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from the REITs it holds, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Income received by the Funds from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign jurisdictions and U.S. possessions which would reduce the yield on such investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund may generally elect to pass eligible foreign taxes through to its shareholders, if more than 50% of such Fund’s total assets at the close of its fiscal year are invested in securities of foreign issuers. If a Fund makes this election, its shareholders would generally be allowed to decide whether to deduct such taxes or claim a foreign tax credit on their tax returns. An individual shareholder that does not itemize deductions may not claim a deduction for such taxes, and the ability to claim foreign tax credits may be subject to limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will generally represent an expense to the Fund, which will reduce its investment company taxable income.

The Funds may invest in stocks of foreign corporations that are passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and consequently may be subject to U.S. federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Funds to their shareholders. The tax would be determined by allocating such distribution or gain ratably to each day of each Fund’s holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal U.S. federal corporate income tax rate in effect for the year to which such amount was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a taxable dividend to shareholders.

The Funds may be able to elect to treat a PFIC as a “qualified electing fund,” in lieu of being taxable in the manner described in the immediately preceding paragraph, and to include annually in income their pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of such PFIC. In order to make this election, the Funds would be required to obtain annual information from the PFICs in which they invest, which information may be difficult to obtain, making such an election impracticable in many circumstances. Alternatively, the Funds may elect to mark-to-market at the end of each taxable year all shares that they hold in a PFIC. If a Fund makes this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent such decrease does not exceed prior increases. The mark- to-market and qualifying electing fund elections may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The rules for determining whether a foreign company is a PFIC, and the rules applicable to the taxation of PFICs, are highly complex and involve the determination of various factual matters that may not be within our control. Accordingly, certain adverse and unintended U.S. federal income tax consequences could arise to the Funds from investing in certain foreign companies. These adverse and unintended U.S. federal income tax consequences could include, among other things, the recognition of a significant net operating loss by a Fund which, as discussed above, the Fund would not be allowed to use in computing its investment company taxable income in any prior or subsequent taxable year.

The Funds may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Funds will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Under recently enacted legislation, for tax years beginning after December 31, 2018, a Fund may be required to include in income certain fees that are treated as OID and required to be included in income for financial statement purposes when received (rather than when accrued into income under current law.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and, thus, increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap or derivative for more than one year).  A Fund’s transactions in swap or other derivatives may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales and short sale rules).  These rules may affect whether gains or losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities.  These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of each Fund as a RIC might be adversely affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

The Funds may invest in distressed Instruments, which may later on be modified or exchanged for other Instruments in reorganizations or financial restructurings, either out of court or in bankruptcy. Such modification or exchange may be treated as a taxable event, even though no cash payment is received in connection with the modification or exchange, to the extent that it gives rise to “significant modification” within the meaning of Treasury Regulations. The determination of whether a modification or exchange is “significant”, however, is based on all of the facts and circumstances, except for certain “safe harbor” modifications specified in the Treasury Regulations. Thus, the IRS may take the position that the restructuring of an Instrument acquired by a Fund is a “significant modification” that should be treated as a taxable event even if the Fund did not treat the restructuring as a taxable event on its tax return.

The character and timing of a Fund’s taxable gains and losses may also be affected by various Code provisions including, but not limited to, those applicable to straddles, controlled foreign corporations, wash sales, short sales and various types of notional principal contracts, other derivatives, options, forwards and futures contracts. The body of law applicable to many of the investment instruments discussed above is complex, and in certain circumstances, not well developed. Thus, the Funds and their advisors may be required to interpret various provisions of the Code and Treasury Regulations, and take certain positions on the Funds’ tax returns, in situations where the law is somewhat uncertain.

Distributions made by a Fund from investment company taxable income (including distributions of any net short-term capital gains and tax-exempt interest) are taxable to U.S. shareholders as ordinary income to the extent of such Fund’s earnings and profits. Distributions of net capital gain (including amounts designated as net capital gain by a Fund and credited to shareholders but retained by the Fund) will be taxable to U.S. shareholders as long-term capital gains, regardless of how long such shareholders have held their shares. Distributions in excess of a Fund’s earnings and profits are treated as a return of capital for U.S. federal income tax purposes which will first reduce the adjusted tax basis of a U.S. shareholder’s stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholders (assuming the shares are held as capital assets).

For individual U.S. shareholders, investment company taxable income, other than qualified dividend income, is currently taxed at a maximum U.S. federal income tax rate of 37%, while net capital gain and qualified dividend income generally will be taxed at a maximum U.S. federal income tax rate of 20%. Dividends paid by a Fund, other than distributions of net capital gain, will generally constitute qualified dividend income for individual U.S. shareholders (provided certain holding period and other requirements are met) to the extent that the Fund receives qualifying dividend income from domestic corporations (generally excluding real estate investment trusts) and certain qualifying foreign corporations. For corporate U.S. shareholders, both investment company taxable income and net capital gain are currently taxed at a flat U.S. federal income tax rate of 21%. Dividends paid by a Fund will ordinarily qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations (generally excluding real estate investment trusts). Distributions to corporate U.S. shareholders of net capital gain are not eligible for the dividends-received deduction. The tax treatment of distributions whether paid in cash or additional shares is the same. To the extent securities held by a Fund have appreciated when an investor purchases shares of a Fund, a future realization and distribution of such appreciation will be taxable to U.S. shareholders even though it may constitute, from an investor’s standpoint, a return of capital.

A redemption of shares is taxable to you for U.S. federal income tax purposes whether the redemption proceeds are paid in cash or in kind using securities from the applicable Fund’s portfolio. A redemption, whether in cash or in kind, would generally not be taxable to the Funds. You will generally recognize taxable gain or loss on a sale, exchange or redemption of shares in an amount equal to the difference between the amount received and your cost basis in such shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the U.S. shareholder’s hands, and will be long-term or short-term depending upon such shareholder’s holding period for the shares. Any loss realized on a redemption or sale of shares will be disallowed to the extent substantially identical shares are purchased, or received through reinvesting dividends and capital gains distributions in a Fund, within the 61-day period beginning 30 days before and ending 30 days after the date of the redemption. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a U.S. shareholder on the sale of a share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by such shareholder with respect to such share.

The U.S. federal tax law generally requires that the cost basis and holding period of mutual fund shares be reported to both the Internal Revenue Service and shareholders for sales, redemptions or exchanges of mutual fund shares that are acquired on or after January 1, 2012. This information will generally be reported on Form 1099-B. Shares in a Fund acquired before January 1, 2012, and shares in a Fund owned by C-corporations and certain tax- deferred/retirement accounts are generally excluded from cost basis reporting. The cost basis of a share is generally the purchase price, adjusted for dividends, returns of capital and other corporate actions. For purposes of reporting cost basis and holding period to the Internal Revenue Service, cost basis and holding period will be calculated using the Funds’ default method unless you instruct the Funds to use one of the other cost basis reporting methods offered by the Funds. If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account. The applicable cost basis method will be used to determine which specific shares you are treated as selling when there have been multiple purchases on different dates at differing share prices (i.e., blocks), and the entire position is not sold at one time. Therefore, the cost basis method used may impact the amount of the capital gain or loss recognized and the character (long-term or short-term) of such gain or loss. The Funds do not recommend any particular method of determining cost basis. The Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders and their tax advisers should carefully review the cost basis information provided by the Funds. You are encouraged to consult your tax adviser regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should select. Additional information about cost basis reporting and the cost basis methods which are available to the Funds’ shareholders can be found on our website: www.thirdave.com.

A U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% “net investment income tax” on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A Fund shareholder’s net investment income will generally include dividend income, capital gains distributions from the Fund, net capital gains retained by the Fund and net gains from the disposition of Fund shares, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. person that is an individual, estate or trust, you are urged to consult your tax advisers regarding the applicability of the net investment income tax to your income and gains in respect of your investment in a Fund’s shares.

The Funds will backup withhold for U.S. federal income taxes at the required rate (currently 24%) on all distributions and redemption proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate U.S. shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability.

Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, or on capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.

Under current law, if a Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the Code and Treasury Regulations) then distributions attributable to certain underlying real estate investment trust (“REIT”) investments and redemption proceeds paid to a non-U.S. shareholder that owns at least 5% of such Fund generally will cause the non-U.S. shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject such gain or distribution to withholding tax and cause the non-U.S. shareholder to be required to file a federal income tax return.  In addition in any year when at least 50% of a Fund’s assets are USRPIs (as defined in the Code and Treasury Regulations), distributions of such Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the non-U.S. shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).  All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

The Foreign Account Tax Compliance Act (“FATCA”) imposes extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The Funds are required to withhold U.S. tax at a 30% rate on Fund distributions made to certain non-U.S. entities that fail to comply (or be deemed compliant) with these new requirements. Under proposed regulations, FATCA withholding on payments of the gross proceeds of share redemption and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts. Under certain rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules. Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders. In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The preceding discussion is meant to be only a general summary of certain material U.S. federal income tax consequences of an investment in the Funds. The tax law is subject to constant revision. Legislative, judicial or administrative action may change the tax rules, including applicable tax rates, that apply to the Funds or their shareholders and any such change may be retroactive. In addition, special rules may apply depending upon your specific tax status or if you are investing through a tax-deferred retirement account. You should consult your tax advisors as to the U.S. federal, state, local and non-U.S. tax consequences to you of the ownership of Fund shares. This summary is provided for general information only and should not be considered tax advice or relied upon by an investor.

FINANCIAL STATEMENTS

The Funds’ financial statements and notes thereto appearing in their Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are incorporated by reference in this SAI. The Funds will issue unaudited semi-annual and audited annual financial statements.

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR’S RATINGS GROUP

The ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitment on the obligation is extremely strong. AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C - Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C - The rating “C” is assigned to obligations that are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within 5 business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” is it is subject to a distressed exchange offer.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

MOODY’S INVESTORS SERVICE, INC.

Moody’s ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated BA are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FITCH RATINGS

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

Highest credit quality: “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: “B” ratings indicate that material credit risk is present.

Substantial credit risk: “CCC” ratings indicate that substantial credit risk is present.

Very high levels of credit risk: “CC” ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC.”

APPENDIX B

PROXY VOTING POLICY

Introduction

Third Avenue Management LLC (“TAM”) is generally granted full discretion to vote proxies, although clients that have granted TAM full investment discretion may direct their vote in particular solicitations by contacting their account representative. In certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the proxy voting policies and procedures described below would not apply and TAM would advise the client to instruct its custodian where to forward proxy materials.

As a buy and hold investor, one of TAM’s primary considerations for any purchase candidate is a company’s management. TAM’s initial decision to buy securities of a company is generally based, at least in part, on TAM’s belief in the adequacy of the company’s management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company’s management, it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals. The policy and procedures below describe how TAM votes proxies for its clients.

TAM’s policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM’s senior management. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. Extenuating circumstances that could lead to a policy exception include material corporate events (i.e. merger, acquisition, dissolutions…), or contested director elections. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

1.	Corporate Governance Matters

a) Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

b) State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

c) Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

d) Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings.

e) Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

f) Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

g) Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management’s recommendations.

h) Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

i) Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

●	Fees for non-audit services are excessive; or
●	The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer’s financial position.

j) Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM will consider proposals to institute cumulative voting based on the issuer’s other corporate governance provisions.

2.	Equity-based Compensation Plans

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients’ ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan’s impact on shareholdings.

TAM will normally oppose plans that have any of the following structural features:

●	Ability to re-price underwater options without shareholder approval.
●	Ability to issue options with an exercise price below the stock’s current market price without shareholder approval.
●	Ability to issue reload options.
●	Automatic share replenishment feature.

TAM normally opposes plans not meeting the following conditions:

●	Shareholder approval should be required in order to make any material change to the plan.
●	Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

3.	Measures Relating to Takeovers

a) Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

b) Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

c) Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company’s charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

d) Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more. Under normal circumstances, TAM will oppose proposals that would grant directors the authority to issue additional shares without providing pre-emptive rights to existing shareholders to the extent such an increase of shares exceeds 5% of the issuer’s outstanding capital.

e) Greenmail

TAM will normally support proposals to restrict a company’s ability to make greenmail payments.

f) State Anti-Takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

4.	Social Policy Issues

TAM believes that “ordinary business matters” are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

5.	Abstention from Voting

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

6.	Foreign Securities

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer’s stock within a given period of time on or around the shareholder meeting date. If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in certain other non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets, or that TAM may not otherwise receive sufficient timely information to make a voting determination.

622 THIRD AVENUE

NEW YORK, NY 10017

Phone (212) 888-5222

Toll Free (800) 443-1021

www.thirdave.com

INVESTMENT ADVISER

Third Avenue Management LLC

622 Third Avenue

New York, NY 10017

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

P.O. Box 9802

Providence, RI 02940-8002

Toll Free (800) 443-1021

CUSTODIAN

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286